UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2017

VIVEVE MEDICAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-11388	04-3153858
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Inverness Drive South, Building B, Suite 250, Englewood, Colorado	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 696-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On August 8, 2017, Viveve Medical, Inc. (the “Company”) entered into an exclusive distribution agreement (the “Distribution Agreement”) with InControl Medical, LLC (“ICM”), a Wisconsin limited liability company focused on women's health, pursuant to which the Company will directly market, promote, distribute and sell ICM’s products to licensed medical professional offices and hospitals. The products to be distributed by the Company include ICM’s InTone™, InToneMV™, ApexM™, and Intensity™ products.

Under the terms of the Distribution Agreement, ICM agreed to not directly or indirectly appoint or authorize any third party to market, promote, distribute or sell any of the licensed products to any licensed medical professional offices and hospitals in the United States. In exchange, the Company agreed to not market, promote, distribute or sell (or contract to do so) any product which substantially replicates all or almost all of the key features of the licensed products, including (i) the combination of an expandable member and electrostimulation; or (ii) the combination of an expandable member and vibration for stimulation. In addition, the parties agreed to certain mutual marketing obligations to promote sales of the licensed products.

In connection with the Distribution Agreement, the Company also entered into a Membership Unit Subscription Agreement with ICM and the associated limited liability company operating agreement of ICM, pursuant to which the Company invested $2,500,000 in, and acquired membership units of, ICM.

On August 10, 2017, the Company issued a press release announcing its entry into the Distribution Agreement and Membership Unit Subscription Agreement. A copy of the Company’s press release is furnished as Exhibit 99.1 to this report on Form 8-K.

The foregoing description of the Distribution Agreement and the Subscription Agreement is only a summary and is qualified in its entirety by reference to the full text of each of the Distribution Agreement and Subscription Agreement. The Company intends to file a copy of each of the Distribution Agreement and the Subscription Agreement as an exhibit to its Quarterly Report on Form 10-Q for its fiscal quarter ending September 30, 2017, portions of which will be subject to a FOIA Confidential Treatment Request to the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Item 2.02. Results of Operations and Financial Condition.

On August 10, 2017, the Company issued a press release announcing its results for the quarter ended June 30, 2017. A copy of the Company’s press release is furnished as Exhibit 99.1 to this report on Form 8-K.

The information in this Item 2.02 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by the Company on August 10, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2017	Viveve Medical, Inc.

	By:	/s/ Scott Durbin
Scott Durbin
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by the Company on August 10, 2017.